UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   April 17, 2008

THE BLACK & DECKER CORPORATION
(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	1-1553 (Commission File Number)	52-0248090 (IRS Employer Identification No.)

701 East Joppa Road, Towson, Maryland (Address of principal executive offices)	21286 (Zip Code)

Registrant's telephone number, including area code   410-716-3900

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] [ ] [ ] [ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act  (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02        DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF
                           DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS;
                           COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

The Black & Decker Corporation held its annual meeting of stockholders on April 17, 2008. At the annual meeting, the stockholders approved the adoption of The Black & Decker 2008 Restricted Stock Plan and an amendment to The Black & Decker Non-Employee Directors Stock Plan. The Proxy Statement dated March 11, 2008, for the 2008 Annual Meeting of Stockholders contains a description of the terms and conditions of each plan, and those descriptions are incorporated herein by reference.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit 99.1	The Black & Decker 2008 Restricted Stock Plan, included as Exhibit A to the Proxy Statement, dated March 11, 2008, for the 2008 Annual Meeting of Stockholders of the registrant, is incorporated herein by reference.

Exhibit 99.2	The Black & Decker Non-Employee Directors Stock Plan, as amended, included as Exhibit B to the Proxy Statement, dated March 11, 2008, for the 2008 Annual Meeting of Stockholders of the registrant, is incorporated herein by reference.

THE BLACK & DECKER CORPORATION

S I G N A T U R E S

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE BLACK & DECKER CORPORATION By: /s/ CHARLES E. FENTON Charles E. Fenton Senior Vice President and General Counsel

Date: April 18, 2008